TCF Financial Corporation Investor Presentation Exhibit 99.1

Table of Contents Strategic Overview 3 Revenue 10 Credit Quality 17 Capital 28 Balance Sheet Growth 31 Conclusion 45 Appendix 50

Strategic Overview

Executive Summary Current Maintained profitability through stressed economy and increased regulatory requirements Credit quality metrics are stabilizing; however, provision may be negatively impacted over the next several quarters Large commercial loan work-outs and collection efforts will result in higher reserves and net charge-offs in 4Q11 based on the timing of a number of transactions coming to resolution Consumer lending charge-offs remain elevated Durbin Amendment impact Approximately $15 million lost revenue per quarter No silver bullet, mitigation expected throughout 2012 Investments in BRP and Gateway One to negatively impact short-term expenses over the next few quarters as these businesses ramp-up assets later in 2012 Estimate $2 million of Gateway One transaction expense in 4Q11 Opt-in impact is normalized Reg E resulted in decreased revenue Introduction of Daily Overdraft Service product Evolution of TCF

Executive Summary 2012 Outlook – A Building & Investing Year Implement strategies to mitigate Durbin impact, levels determined by competitive marketplace BRP and Gateway One will have startup expenses in 2012, with earning asset levels ramping up throughout the year Stabilizing credit quality Potential redemption of 10.75% TruPS with occurrence of Capital Treatment Event – annual cost of $12.4 million Mature portfolios to remain stable, growth occurring in specialty finance portfolios Innovative checking account features will continue to be evaluated throughout the year Continued evolution of TCF, focused on diversified regional and national lending businesses funded by regional deposit platform

What Makes TCF Different Convenience TCF banks a large and diverse customer base by offering a host of convenient banking services: Traditional, supermarket and campus branches open seven days a week Free debit cards, free coin counting and 754 free ATMs available TCF Free Online Banking TCF Free Mobile Banking Customer friendly checking options Credit Quality TCF is primarily a secured portfolio lender, emphasizing credit quality over asset growth Conservative Corporate Philosophy Secured and diversified lender Conservative underwriting Conservative accounting Minimized interest-rate risk Prudent capital and liquidity management At September 30, 2011

No direct exposure to foreign sovereign debt No mortgage repurchase risk No non-agency mortgage-backed securities No option ARM loans No teaser rate or subprime lending programs No low-doc/no-doc loans No Freddie Mac or Fannie Mae preferred stock No mortgage servicing rights No off-balance-sheet funding or securitizations No bank-owned life insurance What Makes TCF Different

The Evolution of TCF As a result of the current economic and regulatory challenges, TCF is being proactive in positioning itself for the future while remaining true to its conservative corporate philosophy New Functionally Organized Management Structure Focus on four key areas: Enterprise Risk Management, Lending, Funding and Corporate Development Bolsters TCF’s evolution to accommodate today’s changing banking and economic environment Asset Diversification and Growth Move asset portfolio mix toward a more equal diversification between consumer real estate products, commercial, specialty finance and auto finance Deposits and Revenue Increase deposits through convenience, incentives to open accounts and customer-friendly products Implementation of innovative daily balance fee product Introduction of new checking account product that encourages transaction activity to avoid fees Evaluate and implement additional revenue-producing strategies throughout the company to mitigate lost revenues resulting from legislative and regulatory changes

Benefits: Bolsters TCF’s evolution to accommodate today’s changing banking and economic environment Highly responsive and performance driven culture Aligns TCF’s experienced management team to maximize their individual skills moving forward Functionally Organized Structure Enterprise Risk Management Neil Brown Credit Internal Audit & Investigations Lending Craig Dahl Commercial Banking Retail Lending Specialty Finance TCF Equipment Finance Winthrop Resources TCF Inventory Finance Gateway One Funding, Operations & Finance Tom Jasper Branch Banking Treasury Bank Operations, Services & IT Controllers Corp. Communications Protect & Increase Shareholder Value William Cooper Human Resources and Benefits Legal, Compliance & BSA Corporate Development Barry Winslow Strategic Planning New Business Segment Expansion Mergers and Acquisitions New Strategic Partnerships

Revenue

Diversified Revenue Base Total Revenues1 Mix of Non-Interest Income1 ($ millions) 49% 24% 6% 21% 1 Year-to-date At September 30, 2011 ($ millions) 60% 9% 31% Non-Interest Income (Branch Banking & Other) $268 Non-Interest Income (Retail Lending & Wholesale Banking) $78 $872 Million1 $346 Million1 Diversified sources of revenue developed over time Mix of revenue will change with impact of Durbin Specialty Finance fee opportunity to increase with Gateway One acquisition Net Interest Income $526 Banking Fees and Service Charges $168 Card Revenue $83 ATM Revenue and Other $23 Specialty Finance $72

Core Revenue1 ($ millions) At September 30, 2011 1 Core revenue excludes gains on securities $102 $174 $94 $175 $85 $174 $90 $176 $92 $176 $24 $25 $29 $26 $27 Non-Interest Income (Retail Lending & Wholesale Banking) (Branch Banking & Other) $303 $295 $288 $291 $292 350 300 250 200 150 100 50 0 9/10 12/10 3/11 6/11 9/11

Among the first to introduce Free Checking in 1986 1.3 million retail checking accounts Leader in debit card innovations 15th largest issuer of Visa® consumer debit cards Solid opt-in results due to proactive customer education Over 75% of new customers have opted-in YTD Announced checking product enhancement initiative in January 2011 Effective November 2011, monthly maintenance fee waived for customers completing at least 15 qualifying transactions per month Removed minimum balance and direct deposit requirements Free checking for accounts that generate other revenue Launched TCF Free Mobile Banking Industry Leader in Retail Checking Product Development Bold and Forward Thinking

Piloted product in Michigan Implemented bank-wide on October 4, 2011 A daily fee is assessed when a customer’s end of day account balance is negative Eliminated per-item overdraft fees Improved customer experience through simplification and transparency Proactive notification to customers via email, text and mail when an account has become negative Customers can elect to receive an alert when their account has fallen below a predetermined amount Eliminates the “train wreck” and concerns regarding sort order Daily Overdraft Service Product Industry Leading Innovative Thinking

Durbin Mitigation – Branch Banking Actions Estimated annual impact of Durbin Amendment will be $60 million, beginning in 4Q11 Mitigation options could include: Checking product re-pricing Productivity enhancements & cost reductions Various other fee adjustments, including Daily Overdraft Timing of various mitigation strategies will be determined by competitive marketplace

Tailwinds Growth in net interest income through balance sheet expansion, including new specialty finance programs such as BRP Acquisition of Gateway One Net margin benefited through future growth in net interest income Gains on sales of loans creates additional fee opportunity Opportunities for cross-selling of various TCF products and services via specialty finance dealer base Headwinds Incremental operating expenses related to the startup of our BRP program and Gateway One Auto Lending acquisition Continued sluggish economy results in a lack of growth in most markets Competitors are hungry for assets Bigger banks are taking a “grow at all costs” approach Ramifications of current and future regulatory environment Future Considerations

Credit Quality

Current Encouraging trends in non-accrual assets on both inflows and outflows Strong performance on REO sales activity resulting in lower non-performing assets but increased net charge-offs Delinquencies and net charge-offs remain below peak 2010 levels; however, net charge-off levels may remain consistent with recent performance over the next couple of quarters Commercial net charge-offs and provision tend to be lumpy as credits are worked out, which is expected to impact results in 4Q11 and into the first half of 2012 TDRs performing as expected; however, these extensions/modifications tend to carry higher reserve levels Credit Quality Summary

2012 Outlook Continued decline in non-performing assets through REO sales, paydowns and returning loans to accrual status based on performance Continued strong credit performance expected in the specialty finance businesses Consumer delinquencies and net charge-offs may remain at elevated levels at least through the first half of 2012 due to the sluggish economy Challenging work-out environment for commercial real estate non-performing assets due to continued sluggish economy Credit Quality Summary

Non-Performing Asset Trends $402 $461 $438 $407 $448 $506 $486 $458 ($ millions) 4th Consecutive Quarter NPAs Have Declined 550 500 450 400 350 12/09 3/10 6/10 9/10 12/10 3/11 6/11 9/11

Delinquency & Net Charge-off Trends 1 Excludes acquired portfolios 1 ($ millions) $65 $58 $45 $48 $49 $53 $103 $95 $114 $121 $107 $109 $97 $101 $44 $56 12/09 3/10 6/10 9/10 12/10 3/11 6/11 9/11 150 125 100 75 50 25 0 Over 60-day Delinquencies 1 Net Charge-offs

Allowance as a % of period end loans & leases: .65% 1.29% 1.68% 1.80% 1.77 % Ratio of allowance to net charge-offs: 2.3 X 1.7 X 1.3 X 1.2 X 1.2 X Allowance for Loan & Lease Losses ($ millions) (Percent) 1 As a % of average loans and leases 2 Annualized 2 1 Net Charge-Offs 12/07 12/08 12/09 12/10 9/11 2.00 1.50 1.00 0.50 0.00 $80.9 $172.4 $244.5 $265.8 $254.3 .29% .78% 1.34% 1.47% 1.39% 2

($ millions) 23 $251 $229 $208 $213 $201 Wholesale Banking Non-Performing Assets Specialty Finance Commercial Lending (Commercial Real Estate & Commercial Business) 300 250 200 150 100 50 0 9/10 12/10 3/11 6/11 9/11

($ millions) 24 $255 $258 $253 $245 $237 Consumer Non-Performing Assets 300 250 200 150 100 50 0 9/10 12/10 3/11 6/11 9/11 Non-Accrual Loans & Leases Real Estate Owned

Consumer Real Estate TDR Process Loans modified to assist qualifying customers with their financial hardship by lowering their monthly loan payments Individually underwrite each TDR following face-to-face, in-property interview Generally determine interest rate and payment based on debt-to-income ratio of 38% Customers must complete three-payment trial period to qualify for formal modification Program term originally 18 months, now up to a five-year program These people want to stay in their houses!

Accruing Consumer Real Estate TDRs ($ millions) 26 $316 $337 $350 $364 $379 Continue to use TDR programs to mitigate losses 9/10 12/10 3/11 6/11 9/11 500 400 300 200 100 0

Consumer Real Estate TDR Summary At September 30, 2011, TCF held $378.8 million of modified consumer real estate loans that are considered TDRs and continue to accrue interest (weighted average rate of 3.6%), a net increase of $14.5 million, or 4% from June 30, 2011 Reserved for based on present value of expected cash flows – $49.1 million, or 13% at September 30, 2011 Third quarter annualized net charge-offs of 7.3% The over 60-day delinquency rate was 6.8% at September 30, 2011, essentially flat from June 30, 2011

Capital

1 See “Reconciliation of GAAP to Non-GAAP Measures – Tangible Realized Common Equity” slide 2 See “Reconciliation of GAAP to Non-GAAP Measures – Total Tier 1 Common Capital Ratio” slide Capital Ratios – Holding Company ($ millions) At September 30, 2011 Other Capital Ratios Total equity to total assets – 9.81% Total tier 1 common capital – 12.22%2 Total risk-based capital – 15.28% 1 1 Tangible Realized Common Equity 1 Tangible Realized Common Equity Ratio 1 1,800 1,600 1,400 1,200 1,000 800 600 400 200 0 12/07 12/08 12/09 12/10 9/11 $964 $996 $1,040 $1,349 $1,657 6.09% 6.01% 5.86% 7.37% 8.75%

Capital Management TCF carries higher capital levels than required by TCF’s capital policies TCF’s strategy is prudent, yet flexible enough to take advantage of balance sheet growth opportunities Carrying higher capital levels than required reduces execution risk on transactions TCF’s capital philosophy and stress testing processes have served us well, both via early approval to redeem TARP and no objections to TCF’s capital plans, which includes the potential redemption of the trust preferred securities Economy Changes / Economic Outlook Business Line Input / Results / Forecast Corporate Roll-up / Review Stress Test Baseline Moderate Adverse Quarterly Management Process

Balance Sheet Growth

Strong Deposit Franchise Quarterly Average Balances ($ millions) Average rate1: 2.29% 1.51% .74% .46% .39% CDs as a % of total deposits: 24.3% 24.9% 12.0% 9.1% 9.3% 1 Quarter-to-date (annualized) High Quality Core Deposit Base – No Brokered CDs Quarterly Average Balances ($ million) Certificates of Deposit (CDs) Money Market Savings Checking 12,000 10,000 8,000 6,000 4,000 2,000 0 12/07 12/08 12/09 12/10 9/11 $9,482 $9,849 $11,386 $11,455 $12,053

Total Gross New Checking Accounts 119,616 120,281 97,459 71,225 100,366 Retail checking focus on low-cost, active, revenue-producing accounts $6.2 $7.0 $3.2 $1.7 $3.3 ($ millions) Year-over-year increase of 19% Total Gross New Checking Accounts Deposit Account Premium Expense 125,000 100,000 75,000 50,000 25,000 0 9/10 12/10 3/11 6/11 9/11

Well-Diversified Loan Portfolio 6% 49% 24% 21% At 12/31/00 69% 21% 10% At 9/30/11 Leasing & Equipment Finance Leasing & Equipment Finance Commercial Lending Total = $14,340 Total = $8,547 ($ millions) Comsumer Lending Inventory Finance

Stable Loan Growth ($ millions) Diverse Products and Geographies Inventory Finance Leasing and Equipment Finance Commercial Lending Consumer Lending 16,000 14,000 12,000 10,000 8,000 6,000 4,000 2,000 0 12/07 12/08 12/09 12/10 9/11 $12,494 $13,346 $14,591 $14,788 $14,340

Loan & Lease Geographic Diversification Consumer Real Estate and Other At Sept. 30, 2011: ($000s) Commercial Real Estate and Commercial Business Leasing and Equipment Finance Inventory Finance Total Minnesota $ 2,769,509 $ 894,903 $ 84,268 $ 21,397 $ 3,770,077 Illinois 2,139,273 822,588 100,128 28,438 3,090,427 Michigan 953,480 664,544 111,647 27,204 1,756,875 Wisconsin 466,197 602,415 55,907 28,373 1,152,892 Colorado 573,355 106,396 39,690 5,240 724,681 California 938 17,671 375,874 17,776 412,259 Texas 231 2,572 244,016 46,059 292,878 Florida 3,740 58,589 156,709 37,173 256,211 Ohio 2,298 56,001 126,893 40,168 225,360 Indiana 23,592 106,138 60,714 25,723 216,167 New York 3,122 -- 165,640 32,073 200,835 Canada -- -- 3,781 183,358 187,139 Pennsylvania 55 -- 133,585 37,471 171,111 Arizona 54,521 33,429 71,394 7,751 167,095 Other 13,598 130,551 1,281,549 290,010 1,715,708 Total $ 7,003,909 $ 3,495,797 $ 3,011,795 $ 828,214 $ 14,339,715 36

Leasing & Equipment Finance1 1 Includes operating leases ($65.8 million at September 30, 2011) 2 Excludes non-accrual loans and leases and acquired portfolios 3 Annualized ($ millions) At September 30, 2011 13th largest bank-affiliated leasing company and 28th largest equipment finance/leasing company in the U.S. Diverse equipment types 22% specialty vehicles, 16% manufacturing, 14% medical, 11% construction 2011 year-to-date fee revenue of $70.7 million, 21% of total fee revenue 6.04% average yield 3 2011 year-to-date originations are up 13.5% from same 2010 period Government stimulus of 100% year-one depreciation creates volume and spread opportunities Over 60-day delinquency rate .11%2 Net charge-offs: 2011 2010 2009 .39%3 1.00% .97% Uninstalled backlog of $438.2 million Unguaranteed residuals of only $106.1 million, or 5.3% of leases 4,000 3,000 2,000 1,000 0 12/07 12/08 12/09 12/10 9/11 $2,175 $2,545 $3,177 $3,232 $3,078

TCF Inventory Finance ($ millions) $4 $469 $828 At September 30, 2011 Inventory floorplan finance business with a focus on lawn and garden products, powersports, consumer electronics and appliances, recreation vehicles and marine products Experienced and seasoned management Operates in the U.S. and Canada 259 employees 100% variable-rate receivables Average yield 7.19%1 Net charge-offs: 2011 2010 .12%1 .17% Credit support from equipment manufacturers Credit risk spread across more than 9,000 active dealers Strong Traction in Multiple Origination Segments $792 1 Annualized 12/08 12/09 12/10 9/11 1,000 900 800 700 600 500 400 300 200 100 0 Powersports & Other Electronics & Appliances Lawm & Garden

Bombardier Recreational Products Inc. (BRP) Agreement BRP multi-year strategic alliance launched in September 2011, potential for approximately $600 million in average net receivables when mature (2013) Includes dealers in the U.S. and Canada Expect to start originating loans in 1Q 2012 Credit risk spread across 1,800 active dealers and supported by BRP Increases TCF’s credibility in Inventory Finance marketplace Inventory Finance Update

Gaining momentum: with the signing of Jayco, Alumacraft and BRP, we now have entered the recreational vehicle and marine product industries and have a strong foothold in the powersports industry Continue to pursue future programs as well as renew contracts with existing manufacturers in a very competitive market Relationship oriented business with manufacturers and their dealers The sales cycle for new manufacturer arrangements is long – can be as much as two years With the addition of BRP we will significantly increase our dealer customer base, strengthening TCF’s credibility in the marketplace Potential to become a multi-billion dollar business over time with continued strong credit quality results Inventory Finance Update (continued)

On October 13, 2011, TCF announced the signing of a definitive agreement to acquire Gateway One Lending & Finance, LLC, an indirect auto finance company with a national platform, headquartered in Anaheim, CA Gateway One originates and services primarily used retail automobile loans acquired from franchised and independent dealers across the country Currently services a portfolio of $406 million as of September 30, 2011 Focused on providing loans to borrowers of prime and near-prime credit quality in the United States; originated $214 million year-to-date as of September 30, 2011 Currently operates using an originate-to-sell model TCF Signs Definitive Agreement to Acquire Gateway One 41

Entrance into the auto lending market provides for an opportunity to grow high quality secured assets with strong risk-adjusted returns Strong growth potential due to large U.S. auto lending marketplace (2nd largest consumer finance market in the U.S.) TCF provides the Gateway One platform with stable, low cost funding through an established branch network that will drive disciplined growth and consistent profitability Incremental source of balance sheet growth and fee income while transitioning from an originate-to-sell model to an originate-to-hold model Attractive risk-adjusted yields on a geographically diverse portfolio TCF Signs Definitive Agreement to Acquire Gateway One (continued) 42

Commercial Lending ($ millions) At September 30, 2011 Commercial real estate – $3.2 billion 27% apartment loans 26% retail services 18% office buildings 13% industrial buildings 6% hotels and motels Commercial business – $294 million Commercial highlights 5.50% average yield2 85% fixed-rate, 15% variable-rate Over 60-day delinquency rate .09%1 Net charge-offs: 2011 2010 2009 .95%2 1.31% 1.24% Approximately 99% of all commercial loans secured CRE location mix: 92% TCF banking markets, 8% other 1 Excludes non-accrual loans 2 Annualized Secured Lending Philosophy Commercial Business Commercial Real Estate 4,000 3,000 2,000 1,000 0 12/07 12/08 12/09 12/10 9/11 $3,116 $3,491 $3,719 $3,646 $3,496

74% first mortgage lien positions, average loan amount of $122,000 26% junior lien positions, average loan amount of $40,778 66% fixed-rate, 34% variable-rate Average home value of $256,885 1 Yields: 6.10%3 fixed-rate, 5.15%3 variable-rate Over 60-day delinquency rate of 1.42%2 Net charge-offs: 2011 2010 2009 2.19% 3 1.80% 1.46% Average FICO score of the retail lending operation: At origination – 727; updated 3Q11 – 727 81% of retail lending loans have never been delinquent 25% of loan balance has been originated since January 1, 2009, with 2011 net charge-offs of .18%3 Consumer Real Estate ($ millions) 1 Based on value at origination 2 Excludes non-accrual loans 3 Annualized At September 30, 2011 $6,971 $7,051 $7,281 $7,156 $7,302 44

Conclusion

Summary On the Asset side: Maintain strong asset quality and earnings from Leasing and Equipment Finance Ramp up asset levels throughout the year in Inventory Finance while maintaining superior asset quality levels as business will near model profit levels by year-end 2012 Quickly integrate Gateway One and accelerate growth plans – expect the acquisition to be slightly accretive in 2012, primarily in the last six months Continue the Commercial Real Estate strategy by being opportunistic on new business in all footprint geographies, while dedicated work-out teams optimize the problem credits In Retail Lending, continue to work with our borrowers to suit everybody’s interests, while being selective in asset generation focusing on profitability and diversification

Summary (continued) On the Capital and Funding side: Integrate funding strategies keeping in mind the best equity mix and keep an eye on redeeming the trust preferred securities, which have a greatly reduced capital contribution and a very high interest rate Redesign of retail checking products to compete effectively in marketplace and to meet various customer needs Capitalize on the deposit gathering strength of TCF’s branch network to continue to fund balance sheet growth in the most stable and economic methods Organizationally: New, functionally organized management structure (Enterprise Risk Management, Lending, Funding and Corporate Development) to bolster TCF’s evolution to accommodate today’s changing banking and economic environment

Cautionary Statement This presentation and other reports issued by the Company, including reports filed with the SEC, may contain "forward-looking" statements that deal with future results, plans or performance. In addition, TCF's management may make such statements orally to the media, or to securities analysts, investors or others. Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF's future results may differ materially from historical performance and forward-looking statements about TCF's expected financial results or other plans and are subject to a number of risks and uncertainties. These include, but are not limited to the following: Adverse Economic or Business Conditions, Credit and Other Risks. Deterioration in general economic and banking industry conditions, including defaults, anticipated defaults or rating agency downgrades of sovereign debt (including debt of the United States), or continued high rates of or increases in unemployment in TCF's primary banking markets; adverse economic, business and competitive developments such as shrinking interest margins, deposit outflows, deposit account attrition, or an inability to increase the number of deposit accounts; adverse changes in credit quality and other risks posed by TCF's loan, lease, investment, and securities available for sale portfolios, including declines in commercial or residential real estate values or changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF's interest-earning assets and the rates paid on its deposits and borrowings; foreign currency exchange risks; counterparty risk, including the risk of defaults by our counterparties or diminished availability of counterparties who satisfy our credit quality requirements. Earnings/Capital Constraints, Liquidity Risks. Limitations on TCF's ability to pay dividends or to increase dividends in the future because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to adverse conditions in the banking industry, the economic impact on banks of the Dodd-Frank Act and other regulatory reform legislation; the impact of financial regulatory reform, including the phase out of trust preferred securities in tier 1 capital called for by the Dodd-Frank Act, or additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital (including those resulting from U.S. implementation of Basel III requirements); adverse changes in securities markets directly or indirectly affecting TCF's ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades or unfavorable conditions in the credit markets that restrict or limit various funding sources; possible regulatory and other changes to the Federal Home Loan Bank System that may affect TCF’s borrowing capacity; costs associated with new regulatory requirements or interpretive guidance relating to liquidity. Legislative and Regulatory Requirements. New consumer protection and supervisory actions, including those taken by the Consumer Financial Protection Bureau and limits on Federal preemption of state laws that could be applied to national banks; the imposition of requirements with an adverse impact relating to TCF's lending, loan collection and other business activities as a result of the Dodd-Frank Act, or other legislative or regulatory developments such as mortgage foreclosure moratorium laws or imposition of underwriting or other limitations that impact the ability to use certain variable-rate products; impact of legislative, regulatory or other changes affecting customer account charges and fee income; changes to bankruptcy laws which would result in the loss of all or part of TCF's security interest due to collateral value declines (so-called "cramdown" provisions); deficiencies in TCF’s compliance under the (continued)

Cautionary Statement (continued) Bank Secrecy Act in past or future periods, which may result in regulatory enforcement action including monetary penalties; increased health care costs resulting from Federal health care reform legislation; adverse regulatory examinations and resulting enforcement actions or other adverse consequences such as increased capital requirements or higher deposit insurance assessments; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to the Bank Secrecy Act and anti-money laundering compliance activity. Other Risks Relating to Fee Income. Restrictions on charging overdraft fees on point-of-sale and ATM transactions unless customers opt-in, including customer opt-in preferences which may have an adverse impact on TCF’s fee revenue; uncertainties relating to future retail deposit account changes such as charging a daily negative balance fee in lieu of per item overdraft fees or other significant changes, including limitations on TCF’s ability to predict customer behavior and the impact on TCF’s fee revenues; inability to mitigate revenue lost as a result of the Durbin Amendment to the Dodd-Frank Act, which limits debit card interchange fees. Litigation Risks. Results of litigation, including but not limited to class action litigation concerning TCF’s lending or deposit activities including account servicing processes or fees or charges; claims regarding employment practices; business method patent litigation and possible increases in indemnification obligations for certain litigation against Visa U.S.A. (“covered litigation”) and potential reductions in card revenues resulting from covered litigation or other litigation against Visa. Risks Regarding the Acquisition of Gateway One Lending & Finance, LLC and Other Risks to Growth. Delays in closing the Gateway One transaction; slower than anticipated growth in existing or acquired businesses; difficulties in integrating Gateway One or its systems or retaining key employees; lower than anticipated yields on loans originated; greater than anticipated competition in auto lending; higher than expected delinquencies and charge-offs; inability to successfully execute on our growth strategy through acquisitions or cross-selling opportunities; failure to expand or diversify our balance sheet through programs or new opportunities; failure to successfully attract and retain new customers; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches. Accounting, Audit, Tax and Insurance Matters. Changes in accounting standards or interpretations of existing standards; federal or state monetary, fiscal or tax policies, including adoption of state legislation that would increase state taxes; adverse state or Federal tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF. Technological and Operational Matters. Technological, computer-related or operational difficulties or loss or theft of information and the possibility that deposit account losses (fraudulent checks, etc.) may increase. Investors should consult TCF’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K for additional important information about the Company. TCF assumes no obligation to update forward-looking information contained in this presentation as a result of new information of future events or developments.

Appendix

Non-Accrual Loans & Leases ($ millions) Consumer Commercial Leasing and Equipment Finance Inventory Finance Total Balance at March 31, 2011 $ 155.2 $ 127.8 $ 34.6 $ 1.4 $ 319.0 Inflows 58.5 20.9 6.8 .8 87.0 Outflows (62.8) (8.3) (11.7) (1.5) (84.3) Net change (4.3) 12.6 (4.9) (.7) 2.7 Balance at June 30, 2011 $ 150.9 $ 140.4 $ 29.7 $ .7 $ 321.7 Inflows 57.1 17.4 4.1 1.4 80.0 Outflows (59.1) (24.5) (9.4) (1.0) (94.0) Net Change (2.0) (7.1) (5.3) .4 (14.0) Balance at September 30, 2011 $ 148.9 $ 133.3 $ 24.4 $ 1.1 $ 307.7 Combined two quarter net change $ (6.3) $ 5.5 $ (10.2) $ (.3) $ (11.3) Down $37.6 million in 2011

 Balance at beginning of period $ 321.7 $ 319.0 $ 345.3 $ 369.8 $ 330.2 Additions 80.0 87.0 80.6 92.2 143.9 Return to accrual status (20.3) (22.0) (24.6) (18.0) (15.8) Payments received (23.8) (14.4) (12.9) (15.0) (15.6) Subtotal 35.9 50.6 43.1 59.2 112.5 Charge-offs (29.3) (22.4) (37.4) (43.1) (36.4) Transfers to other assets (21.7) (27.1) (33.6) (41.7) (39.1) Other, net 1.1 1.6 1.6 1.1 2.6 Balance at end of period $ 307.7 $ 321.7 $ 319.0 $ 345.3 $ 369.8 Non-Accrual Loans & Leases Rollforward ($ millions) 3Q11 2Q11 1Q11 4Q10 3Q10

Summary of Non-Accrual Loans Charge-offs and Allowance Recorded Net Exposure Contractual Balance ($ millions) Impairment1 At Sept. 30, 2011: Represents the ratio of charge-offs and allowance recorded to the contractual loan balances prior to non-accrual status 1 Consumer $ 207.1 $ 60.7 $ 146.4 29.3 % Commercial 177.9 61.0 116.9 34.3 Leasing and equipment finance 24.4 5.4 19.0 22.1 Inventory finance 1.1 .1 1.0 5.7 Total $ 410.5 $ 127.2 $ 283.3 31.0

Real Estate Owned ($ millions) Consumer Commercial Total Good Activity Levels Related to Sales and a Slowdown of Inflows Balance at March 31, 2011 $ 98.0 $ 44.2 $ 142.2 Inflows 25.8 1.8 27.6 Outflows (29.5) (3.8) (33.3) Net change (3.7) (2.0) (5.7) Balance at June 30, 2011 $ 94.3 $ 42.2 $ 136.5 Inflows 20.8 4.1 24.9 Outflows (26.9) (4.1) (31.0) Net Change (6.1) -- (6.1) Balance at September 30, 2011 $ 88.2 $ 42.2 $ 130.4 1 Down 22.1% from 1Q11 inflows of $35.5 million 2 Down 9.8% from 2Q11 inflows of $27.6 million; lowest since 3Q09 1 2

Summary of Real Estate Owned Charge-offs and Writedowns Recorded Other Real Estate Owned Balance ($ millions) Contractual Loan Balance Prior to Non-performing Status At Sept. 30, 2011: Impairment1 Represents the ratio of charge-offs and writedowns recorded to the contractual loan balances prior to non-performing status 1 Consumer $ 135.9 $ 47.7 $ 88.2 35.1 % Commercial 73.6 31.4 42.2 42.7 Total $ 209.5 $ 79.1 $ 130.4 37.8 Ending number of properties owned: 9/10 12/10 3/11 6/11 9/11 Consumer 480 520 493 488 456 Commercial 32 28 26 26 33 Total 512 548 519 514 489

1 In contrast to GAAP-basis measures, tangible realized common equity excludes the effect of goodwill, other intangibles and accumulated other comprehensive income (loss). Management reviews tangible realized common equity as an ongoing measure and has included this information because of current interest in the industry. The methodology for calculating tangible realized common equity may vary between companies. Reconciliation of GAAP to Non-GAAP Measures –Tangible Realized Common Equity1 ($000s) Sept. 30, 2011 Computation of total equity to total assets: Total equity $ 1,872,083 Total assets $ 19,092,066 Total equity to total assets 9.81 % Computation of tangible realized common equity to tangible assets: Total equity $ 1,872,083 Less: Non-controlling interest in subsidiaries 12,273 Total TCF stockholders’ equity 1,859,810 Less: Goodwill 152,599 Other intangibles 1,103 Accumulated other comprehensive income 49,038 Tangible realized common equity $ 1,657,070 Total assets $ 19,092,066 Less: Goodwill 152,599 Other intangibles 1,103 Tangible assets $ 18,938,364 Tangible realized common equity to tangible assets 8.75%

Sept. 30, 2011 1 In contrast to GAAP-basis measures, the total tier 1 common capital ratio excludes the effect of qualifying trust preferred securities and qualifying non-controlling interest in subsidiaries. Management reviews the total tier 1 common capital ratio as an on-going measure and has included this information because of current interest in the industry. The methodology for calculating total tier 1 common capital may vary between companies. Reconciliation of GAAP to Non-GAAP Measures – Total Tier 1 Common Capital Ratio1 ($000s) Dec. 31, 2010 Dec. 31, 2009 Dec. 31, 2008 Dec. 31, 2007 Total Tier 1 risk-based capital ratio: Total tier 1 capital $ 964,467 $ 1,461,973 $ 1,161,750 $ 1,475,525 $ 1,787,140 Total risk-weighted assets $ 11,648,286 $ 12,401,467 $ 13,627,871 $ 13,929,097 $ 13,586,781 Total tier 1 risk-based capital ratio 8.28% 11.79% 8.52% 10.59% 13.15 % Computation of tier 1 common capital ratio: Total tier 1 capital $ 964,467 $ 1,461,973 $ 1,161,750 $ 1,475,525 $ 1,787,140 Less: Qualifying trust preferred securities - 115,000 115,000 115,000 115,000 Qualifying non-controlling interest in subsidiaries - - 4,393 8,500 12,273 Preferred stock - 348,437 - - - Total tier 1 common capital $ 964,467 $ 998,536 $ 1,042,357 $ 1,352,025 $ 1,659,867 Total risk-weighted assets $ 11,648,286 $ 12,401,467 $ 13,627,871 $ 13,929,097 $ 13,586,781 Total tier 1 common capital ratio 8.28% 8.05% 7.65% 9.71% 12.22%

Source References & Footnotes Slide: Diversified Revenue Base KBW Regional Banking Index net interest margin data – KBW & SNL Financial LC; 6/30/11 Slide: Industry Leader in Retail Checking Product Development 15th largest issuer of Visa Consumer – Visa; 2Q11; ranked by payments volume Slide: Leasing & Equipment Finance 13th largest bank-affiliated leasing company – The Monitor; 2011 Monitor Bank 40 28th largest equipment finance/leasing company – The Monitor; 2011 Monitor 100